Exhibit 99.1

Willow Creek Completes Acquisition of New Mining Claims in Nevada

LAS VEGAS, NV--(Marketwire - 04/20/11) - Willow Creek Enterprises, Inc. (OTC.BB:WLOC - News) (the "Company" or "Willow Creek") is pleased to announce that it has completed the acquisition of two new mineral claims that was previously announced on April 7, 2011. The two new mineral claims total 40 acres and are surrounded by the Company's Hercules Property in Lyon County, Nevada. The claims will increase the existing Hercules Property to 88 mining claims and 1760 acres.

Terry Fields, President, Willow Creek, stated, "This is a very strategic acquisition for us. We believe that the new claims will have an immediate and positive effect on the development of our Hercules Project. Based on our initial assessment of the property, we will be looking at the possibility of immediately increasing the inferred resource at Hercules. We believe this is definitely an exciting time for Willow Creek investors, management and employees."

About Hercules Gold & Silver Property:

The Hercules project currently consists of 88 mining claims for a total of 1760 acres, which is located in the prestigious Walker Lane Mineral Belt in southern Lyon County, Nevada, USA. The Property hosts an inferred resource of approximately 417,000 gold-equivalent ounces (News Release March 30, 2011). Hercules is located approximately 25 miles southwest of Reno, 11 kilometers outside of Dayton, 10 miles from the Comstock Lode Deposit and 15 miles from the Talapoosa Mine.

The historic Walker Lane Mineral Belt in western Nevada is a highly mineralized trend that contains several world-class epithermal precious metals deposits such as:

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The Comstock Lode (estimated production of 8.6 million ounces of gold and 192 million ounces of silver);

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Round Mountain (Barrick / Kinross) (over 10 million ounces of gold produced since 1906); and

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Rawhide, Aurora, Goldfield mines.

Additional porphyry copper deposits are at Yerington (1.75 billion pounds of copper produced from 1953-1978 by Anaconda Copper Company.)

About Willow Creek Enterprises, Inc.

Willow Creek is a gold, silver and base metal exploration company with the purpose of evaluating, developing and acquiring gold projects of merit with a focus on the United States, Canada and Mexico. At present, Willow Creek is focused on the exploration and development of its projects in Nevada, USA. Willow Creek has also compiled a management team that has the knowledge, experience and motivation to find quality properties at different stages of development in order to fulfill their corporate mission.

Terry Fields, President

Please visit the Willow Creek website www.willowcreekenterprisesinc.com for any further information.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH NATURAL RESOURCE EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ON FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. FINRA, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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